                                                                   Exhibit 99(m)

                                THE MUNDER FUNDS

                     Combined Distribution And Service Plan

                                  June 13, 2003

         WHEREAS, each of Munder Series Trust, ("MST"), The Munder Funds, Inc. ("MFI"), and The Munder Framlington Funds Trust ("MFFT") (collectively, "Fund Groups") engages in business as an open-end investment company and is registered with the Securities and Exchange Commission ("SEC") as such under the Investment Company Act of 1940, as amended ("1940 Act");

         WHEREAS, shares of common stock or shares of beneficial interest of the Fund Groups are currently divided into separate investment portfolios ("Funds");

         WHEREAS, shares of common stock or beneficial interest of the Funds are currently divided into one or more of the following classes of shares: Class A, Class B, Class C, Class II, Class L, Preferred (Y-2) and Investor (Y-3) which may charge 12b-1 fees and Class K, which may charge shareholder servicing fees;

         WHEREAS, each of the Fund Groups employs Funds Distributor, Inc. ("Distributor") as distributor of the securities of which it is the issuer;

         WHEREAS, each of the Fund Groups has entered into a Combined Distribution Agreement dated June 13, 2003 pursuant to which the Distributor is employed in such capacity during the continuous offering of each Fund's shares;

         WHEREAS, each of the Fund Groups or their predecessors in interest, on behalf of the Funds, either directly or through the Distributor, has entered into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations ("Service Organizations") pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

         WHEREAS, MFI, MFFT, The Munder Funds Trust ("MFT") and St. Clair Funds, Inc. ("St. Clair") previously adopted a Combined Distribution and Service Plan, as amended through May 9, 2003, which represented the combination of various Service Plans and Distribution and Service Plans for each of the portfolios of MFI, MFFT, MFT and St. Clair ("Pre-Reorganization Plan");

         WHEREAS, MST adopted a Distribution and Service Plan ("MST Plan") on February 11, 2003 for each of its classes of shares, which was intended to replace the Pre-Reorganization Plan following the reorganization of all of the portfolios of MFI, MFFT, MFT and St. Clair into corresponding series of MST;

         WHEREAS, certain portfolios of MFI and MFFT did not receive sufficient shareholder approval to be reorganized into series of MST; and

         WHEREAS, the terms of the Pre-Reorganization Plan and MST Plan are substantially similar in all material respects and each of the Fund Groups, on behalf of the Funds desires to combine the two Plans into a single Combined Distribution and Service Plan ("Combined Plan");

         NOW, THEREFORE, each of the Fund Groups, hereby adopts on behalf of each of its Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, this Combined Plan, as hereby amended and restated, and the Distributor hereby agrees to the terms of the Plan, each in accordance with Rule 12b-1 under the 1940 Act (if applicable) on the following terms and conditions:

         1.1 Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities ("Distribution Fee") at the annualized rate specified in the table below provided that:

         (a) Up to 0.25% of the average daily net asset value of such class of shares of each Fund ("25 basis points") shall be used as a service fee ("Service Fee") as defined by Section 2830 of the Conduct Rules, and

         (b) Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).

                                                     Distribution Fee Annual Rate
                                                     (based on the average daily net asset value of
     Fund Shares                                     the specified class of shares of each Fund)
     ----------------------------------------------------------------------------------------------
     Class A of the Funds listed on Exhibit A                          0.25%

     ----------------------------------------------------------------------------------------------
     Class B of the Funds listed on Exhibit B                          1.00%

     ----------------------------------------------------------------------------------------------
     Class C of the Funds listed on Exhibit C                          1.00%

     ----------------------------------------------------------------------------------------------
     The Fund listed on Exhibit L                                      0.35%

     ----------------------------------------------------------------------------------------------
     Class II of the Funds listed on Exhibit II                        1.00%

     ----------------------------------------------------------------------------------------------
     Class Y-2 of the Funds listed on Exhibit Y2                       1.00%

     ----------------------------------------------------------------------------------------------
     Class Y-3 of the Funds listed on Exhibit Y3                       1.00%
     ----------------------------------------------------------------------------------------------

         1.2 Each Fund shall pay directly to a Service Organization, an aggregate fee for shareholder services ("Shareholder Servicing Fee") at an annualized rate of up to the amount specified in the table below:

                                                    Shareholder Servicing Annual Fee Rate
                                                    (based on the average daily net asset value of
     Fund Shares                                    the specified class of shares of each Fund)
     ---------------------------------------------------------------------------------------------
     Class K of the Funds listed on Exhibit K                      0.25%

     ---------------------------------------------------------------------------------------------
     Class K of the Funds listed on Exhibit K1                     0.15%

         2. The Distribution Fee, Service Fee and Shareholder Servicing Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Directors/Trustees of each Fund Group shall determine, subject to applicable Conduct Rules of the NASD and any applicable rules or regulations of the SEC.

         3. Payments under this Combined Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Combined Plan may exceed distribution and service expenses actually incurred.

         4. The Combined Plan shall not take effect with respect to any Fund Group, Fund or class of shares thereof until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees or Directors of the applicable Fund Group and (b) those Trustees or Directors of the applicable Fund Group who are not "interested persons" of such Fund Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.

         5. The Combined Plan shall continue in full force and effect as to each Fund and any classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for initial approval of this Combined Plan.

         6. The Distributor shall provide to the Trustees and Directors of the Fund Groups, and the Trustees and Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         7. The Combined Plan may be terminated as to any Fund or any class thereof at any time, without payment of any penalty, by the vote of the Trustees or Directors of the applicable Fund Group, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.

     8. The Combined Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds or the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless approved in the manner provided in paragraph 4 hereof for initial approval and annual renewal of this Combined Plan.

     9. While this Combined Plan is in effect, the selection and nomination of Trustees and Directors who are not interested persons (as defined in the 1940
Act) of the Fund Groups shall be committed to the discretion of the Trustees or Directors who are not such interested persons.

     10. The Fund Groups shall preserve copies of this Combined Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

                                                                   June 13, 2003

                                    Exhibit A
                                 CLASS A SHARES

----------------------------------------------------------------------------------------------------------------
The Munder Funds, Inc.                             Date of Board                       Date of
Fund                                                 Approval                        Amendments
----                                                 --------                        ----------
----------------------------------------------------------------------------------------------------------------
Future Technology Fund                                5/4/99         8/3/99, 2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                       6/13/03
----------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                 8/6/96         8/3/99, 2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                       6/13/03
----------------------------------------------------------------------------------------------------------------
NetNet Fund                                           8/6/96         5/5/98, 8/3/99, 2/25/01, 5/21/02, 2/11/03,
                                                                                   5/9/03, 6/13/03
----------------------------------------------------------------------------------------------------------------
Power Plus Fund                                       2/25/01             5/21/02, 2/11/03, 5/9/03, 6/13/03
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
The Munder Framlington Funds Trust                 Date of Board                       Date of
Fund                                                 Approval                        Amendments
----                                                 --------                        ----------
----------------------------------------------------------------------------------------------------------------
Healthcare Fund                                       11/7/96        8/3/99, 2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                       6/13/03
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Munder Series Trust                                Date of Board                       Date of
Fund                                                 Approval                        Amendments
----                                                 --------                        ----------
----------------------------------------------------------------------------------------------------------------
Balanced Fund                                         2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Bond Fund                                             2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Cash Investment Fund                                  2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                 2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Index 500 Fund                                        2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
International Bond Fund                               2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
International Equity Fund                             2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
International Growth Fund                             2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                  2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                           2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
MidCap Select Fund                                    2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                              2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                    2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                             2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                  2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                    2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                            2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
Tax-Free Short & Intermediate Bond Fund               2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                           2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                       2/11/03                          6/13/03
----------------------------------------------------------------------------------------------------------------

                                                                   June 13, 2003

                                    Exhibit B
                                 CLASS B SHARES

------------------------------------------------------------------------------------------------------------------------
The Munder Funds, Inc.                                       Date of Board                       Date of
Fund                                                            Approval                       Amendments
----                                                            --------                       ----------
------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                                           5/4/99            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                        2/11/03, 5/9/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                            8/6/96            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                        2/11/03, 5/9/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------
NetNet Fund                                                      5/5/98            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                        2/11/03, 5/9/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------
Power Plus Fund                                                 2/25/01            5/21/02, 8/13/02, 2/11/03, 5/9/03,
                                                                                                 6/13/03
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
The Munder Framlington Funds Trust                           Date of Board                       Date of
Fund                                                            Approval                       Amendments
----                                                            --------                       ----------
------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                                                 11/7/96            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                        2/11/03, 5/9/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Munder Series Trust                                         Date of Board                       Date of
Fund                                                           Approval                        Amendments
----                                                           --------                        ----------
------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                  2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Bond Fund                                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                          2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                         2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                        2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                                    2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                                       2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                             2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                             2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Short & Intermediate Bond Fund                        2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                                    2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------

                                                                   June 13, 2003

                                    Exhibit C
                                 CLASS C SHARES

------------------------------------------------------------------------------------------------------------------------
The Munder Funds, Inc.                                       Date of Board                       Date of
Fund                                                            Approval                       Amendments
----                                                            --------                       ----------
------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                            8/6/96            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                            2/11/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------
NetNet Fund                                                      8/4/98            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                            2/11/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
The Munder Framlington Funds Trust                           Date of Board                       Date of
Fund                                                            Approval                       Amendments
----                                                            --------                       ----------
------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                                                 11/7/96            8/3/99, 2/25/01, 5/21/02, 8/13/02,
                                                                                            2/11/03, 6/13/03
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Munder Series Trust                                         Date of Board                       Date of
Fund                                                           Approval                        Amendments
----                                                           --------                        ----------
------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                  2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Bond Fund                                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                          2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                                                 2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                         2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                        2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                                    2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund                                             2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                                       2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                             2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                                      2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                           2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                             2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund                          2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                                    2/11/03                          6/13/03
------------------------------------------------------------------------------------------------------------------------

                                                                June 13, 2003

                                    Exhibit K
                                 CLASS K SHARES

-------------------------------------------------------------------------------------------------------------------------
The Munder Funds, Inc.                                            Date of Board                     Date of
Fund                                                                Approval                      Amendments
----                                                                --------                      ----------
-------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                                               5/15/00          2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                                    6/13/03
-------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                                8/6/96           2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                                    6/13/03

-------------------------------------------------------------------------------------------------------------------------
NetNet Fund                                                         11/13/01          11/13/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                                    6/13/03
-------------------------------------------------------------------------------------------------------------------------
Power Plus Fund                                                      2/25/01          2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                                    6/13/03
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
The Munder Framlington Funds Trust                                Date of Board                     Date of
Fund                                                                Approval                       Amendments
----                                                                --------                       ----------
--------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                                                      11/7/96           2/25/01, 5/21/02, 2/11/03, 5/9/03,
                                                                                                    6/13/03
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Munder Series Trust                                               Date of Board                    Date of
Fund                                                                Approval                      Amendments
----                                                                --------                      ----------
------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                        2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Bond Fund                                                            2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                                2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                                                       2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund                           2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                                      2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                               2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                              2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                            2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                            2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                                 2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                                          2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund                                                   2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                                             2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                                   2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
S&P MidCap Index Equity Fund                                         2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
S&P SmallCap Index Equity Fund                                       2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                                            2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                                 2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                                   2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund                                2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                                          2/11/03                       6/13/03
------------------------------------------------------------------------------------------------------------------------

                                                               February 11, 2003

                                   Exhibit K1
                                 CLASS K SHARES

---------------------------------------------------------------------------
                                                          Date of Board
                                                             Approval
                                                             --------
---------------------------------------------------------------------------
Cash Investment Fund                                         2/11/03
---------------------------------------------------------------------------
Tax-Free Money Market Fund                                   2/11/03
---------------------------------------------------------------------------
U.S. Treasury Money Market Fund                              2/11/03
---------------------------------------------------------------------------

                                      K1-1

                                                                  April 30, 2003

                                    Exhibit L
                                 CLASS L SHARES

------------------------------------------------------------------------------------------------------------------
                                                          Date of Board                     Date of
                                                            Approval                      Amendments
                                                            --------                      ----------
------------------------------------------------------------------------------------------------------------------
Liquidity Money Market Fund                                  2/11/03                        4/30/03
------------------------------------------------------------------------------------------------------------------

                                                                     May 9, 2003

                                   Exhibit II
                                 CLASS II SHARES

--------------------------------------------------------------------------------------------------------------------------
The Munder Funds, Inc.                                    Date of Board                         Date of
Fund                                                        Approval                          Amendments
----                                                        --------                          ----------
--------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                                      11/11/99                   2/25/01, 5/21/02, 5/9/03
--------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund                                           2/14/00                   2/25/01, 5/21/02, 5/9/03
--------------------------------------------------------------------------------------------------------------------------
Power Plus Fund                                              2/25/01                   2/25/01, 5/21/02, 5/9/03
--------------------------------------------------------------------------------------------------------------------------

                                                               February 11, 2003

                                   Exhibit Y2
                             PREFERRED (Y-2) SHARES

--------------------------------------------------------------------------------
                                                              Date of Board
                                                                 Approval
                                                                 --------
--------------------------------------------------------------------------------
Institutional Money Market Fund                                   2/11/03
--------------------------------------------------------------------------------
Institutional Government Money Market Fund                        2/11/03
--------------------------------------------------------------------------------

                                      Y2-1

                                                               February 11, 2003

                                   Exhibit Y3
                              INVESTOR (Y-3) SHARES

--------------------------------------------------------------------------------
                                                              Date of Board
                                                                 Approval
                                                                 --------
--------------------------------------------------------------------------------
Institutional Money Market Fund                                   2/11/03
--------------------------------------------------------------------------------
Institutional Government Money Market Fund                        2/11/03
--------------------------------------------------------------------------------

                                      Y3-1